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SECURITIES AND EXCHANGE
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2003

Tom Brown, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31308 (Commission File Number)	95-1949781 (I.R.S. Employer Identification No.)

555 Seventeenth Street, Suite 1850 Denver, Colorado (Address of Principal Executive Offices)		80202 (Zip Code)

(303) 260-5000 (Registrant's Telephone Number, Including Area Code)

Not Applicable (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS

        On June 27, 2003, Tom Brown, Inc. ("Tom Brown") completed its acquisition of Matador Petroleum Corporation, a Texas corporation ("Matador"), for approximately $388 million in cash and assumed debt at closing. A Current Report on Form 8-K was filed on July 11, 2003 to report this transaction. Updated pro forma financial statements for the year ended December 31, 2002 and for the six months ended June 30, 2003 are included herein.

Tom Brown, Inc.

PRO FORMA FINANCIAL INFORMATION

        On May 14, 2003, Tom Brown, Inc. ("Tom Brown" or the "Company") entered into an agreement to acquire all of the outstanding common stock of Matador Petroleum Corporation ("Matador"). Matador is an independent energy company based in Dallas, Texas engaged in oil and gas exploration, production, development and acquisition activities in the Southwestern United States. Approximately 85 percent of Matador's reserves are natural gas and Matador's primary focus has been the East Texas Basin and the Permian Basin of West Texas and Southeastern New Mexico.

        Under the terms of the definitive merger agreement, the Matador shareholders received a net price of $17.53 per common share and all option holders received $17.53 per option share less the exercise price of the options. Tom Brown also assumed approximately $121 million in net debt at closing for an aggregate purchase price of $388 million. Transaction costs of approximately $6.0 million were incurred for investment banking, legal, accounting and other direct merger-related costs. In addition, $7.7 million was incurred for payments made to officers and employees of Matador pursuant to a change in control arrangement previously entered into by Matador and $1.3 million was incurred for payments made to Matador employees under the terms of a stock appreciation plan, which provided for payments in the event of a change in control of Matador.

        In connection with the transaction, three officers of Matador entered into non-compete agreements with Tom Brown, for periods ranging from 3 to 21 months for aggregate consideration of $4.7 million.

        The following unaudited pro forma condensed combined financial information shows the pro forma effect of the acquisition. The unaudited pro forma condensed combined financial information includes pro forma statements of operations for the year ended December 31, 2002 and for the six months ended June 30, 2003, which assume the acquisition occurred on January 1, 2002.

        The unaudited pro forma condensed combined financial information has been prepared to provide an analysis of the financial effects of the acquisition. The pro forma information does not purport to represent what the results of operations of the combined company would have actually been had the acquisition in fact occurred on the date indicated, nor is it necessarily indicative of the future results of operations.

Tom Brown, Inc.

Unaudited Pro Forma Condensed Statement of Operations

Six Months Ended
June 30, 2003

	Tom Brown, Inc. Historical	Matador Historical	Pro Forma Adjustments (Note 3)		Pro Forma Combined Company
	(In thousands)
Revenues
Gas and oil sales	$158,960	$58,775	$—		$217,735
Gathering and processing	10,868	—	—		10,868
Marketing and trading, net	22,648	—	—		22,648
Other	9,495	58	—		9,553

Total revenues	201,971	58,833	—		$260,804

Costs and expenses
Gas and oil production	16,690	5,898	—		22,588
Taxes on gas and oil production	13,623	4,052	—		17,675
Trading	21,590	—	—		21,590
Gathering and processing costs	4,071	—	—		4,071
Cost of drilling operations	6,031	—	—		6,031
Exploration costs	10,679	—	844	(c)	11,523
Impairments of leasehold costs	2,963	—	294	(e)	3,257
General and administrative	10,650	7,703	1,286	(c)	19,639
Depreciation, depletion, and amortization	44,570	12,444	2,439	(d)	59,453
Accretion	588	196	—		784
Bad debt	252	—	—		252
Amortization of non-compete agreements	—	—	1,076	(f)	1,076
Interest expense and other	5,818	2,373	8,493	(b)	16,684

Total costs and expenses	137,525	32,666	14,432		184,623

Income before income taxes and cumulative effect of change in accounting principle	64,446	26,167	(14,432)		76,181
Income tax provision	(22,293)	(8,998)	5,051	(a)	(26,240)

Income before cumulative effect of change in accounting principle	$42,153	$17,169	$(9,381)		$49,941

Weighted average number of common shares outstanding	40,487				40,487

Net income before cumulative effect of change in accounting principle—per common share	$1.04				$1.23

See Notes in Unaudited Pro Forma Condensed Combined Financial Statements.

Tom Brown, Inc.
Unaudited Pro Forma Condensed Statement of Operations

Year Ended
December 31, 2002

	Tom Brown, Inc. Historical	Matador Historical	Pro Forma Adjustments (Note 3)		Pro Forma Combined Company
	(In thousands)
Revenues
Gas and oil sales	$194,276	$59,936	$—		$254,212
Gathering and processing	20,467	—	—		20,467
Marketing and trading, net	5,276	—	—		5,276
Drilling	14,347	—	—		14,347
Gain on sale of property	4,114	—	—		4,114
Cash paid on derivatives	(2,061)	—	—		(2,061)
Change in derivative fair value	(345)	—	—		(345)
Loss on marketable security	(600)	—	—		(600)
Interest income and other	171	268	—		439

Total revenues	235,645	60,204	—		295,849

Costs and expenses
Gas and oil production	32,151	8,586	—		40,737
Taxes on gas and oil production	16,621	4,940	—		21,561
Gathering and processing costs	6,918	—	—		6,918
Cost of drilling operations	13,763	—	—		13,763
Exploration costs	22,824	—	3,493	(c)	26,317
Impairments of leasehold costs	5,564	—	588	(e)	6,152
General and administrative	18,413	6,550	2,375	(c)	27,338
Depreciation, depletion, and amortization	91,307	20,766	4,666	(d)	116,739
Bad debt	5,222	—	—		5,222
Amortization of non-compete agreements	—	—	3,176	(f)	3,176
Interest expense and other	9,726	3,202	16,988	(b)	29,916

Total costs and expenses	222,509	44,044	31,286		297,839

Income (loss) before income taxes and cumulative effect of change in accounting principle	13,136	16,160	(31,286)		(1,990)
Income tax (provision) benefit	(3,210)	(5,828)	10,950	(a)	1,912

Income (loss) before cumulative effect of change in accounting principle	$9,926	$10,332	$(20,336)		$(78)

Weighted average number of common shares outstanding	40,327				40,327

Income (Loss) before cumulative effect of change in accounting principle—per common share	$0.25				$—

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Tom Brown, Inc.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(1)    BASIS OF PRESENTATION

        The accompanying unaudited pro forma condensed combined statements of operations present the pro forma effects of the acquisition as though the acquisition occurred on January 1, 2002.

(2)    METHOD OF ACCOUNTING FOR THE ACQUISITION

        Tom Brown will account for the acquisition using the purchase method of accounting for business combinations. Under this method of accounting, Tom Brown is deemed to be the acquirer for accounting purposes. Matador's assets and liabilities have been revalued under the purchase method of accounting and recorded at their estimated fair values in conjunction with the merger.

(3)    PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION

        The unaudited pro forma condensed combined statements of operations include the following adjustments:

  (a)
  The income tax provision was adjusted for the tax effect of the pro forma adjustments.

  (b)
  Interest expense increased as a result of Tom Brown borrowing approximately $280 million in conjunction with the acquisition. Of this amount, $155 million was advanced from a recently negotiated senior subordinated credit facility and the balance of the funding was provided under a new revolving credit facility. Bank fees of $7.1 million were incurred to obtain these new loan facilities. Pro forma interest expense has been adjusted to include amortization of the loan fees attributable to the amounts borrowed to complete the acquisition.

  (c)
  Adjustments were required to expense certain items under the successful efforts method of accounting utilized by Tom Brown that were previously capitalized by Matador under the full cost method of accounting. These costs were principally associated with exploratory dry holes, delay rentals and seismic costs. Matador also previously capitalized as development cost a portion of its internal costs associated with geological and geophysical staff which are expensed under the successful efforts accounting.

  (d)
  The increase in the cost basis assigned to Matador's gas and oil properties resulted in an increase in depreciation, depletion and amortization expense.

  (e)
  A provision was recognized for leasehold abandonments and expirations based upon the undeveloped leasehold position of Matador. These amounts had previously been capitalized under the full cost method of accounting.

  (f)
  Three officers of Matador entered into non-compete agreements with Tom Brown in conjunction with the transaction. One contract covered a 21 month period in exchange for $3.8 million, a portion of which was paid at closing and a portion of which is payable over the term of the contract. The other two contracts were for terms of three months in exchange for $0.5 million each which was paid at closing. A pro forma adjustment has been recorded to reflect the expense associated with these contracts over the terms of the agreements assuming the agreements were entered into on January 1, 2002.

(4)    APPLICATION OF RECENTLY ISSUED ACCOUNTING STANDARDS ON INTANGIBLE ASSETS.

        The Company has been made aware of an issue that has arisen in the industry regarding the application of certain provisions of SFAS No. 141, "Business Combinations," and SFAS No. 142,

"Goodwill and Other Intangible Assets," to companies in the extractive industries, including oil and gas companies. The issue is whether the provisions of SFAS No. 141 and SFAS No. 142 require registrants to classify costs associated with mineral rights, including both proved and unproved lease acquisition costs, as intangible assets in the balance sheet, apart from other capitalized oil and gas property costs.

        Historically, Tom Brown and Matador have included oil and gas lease acquisition costs as a component of oil and gas properties. Also under consideration is whether SFAS No. 142 requires registrants to provide additional disclosures prescribed by SFAS No. 142 for intangible assets for costs associated with mineral rights. In the event it is determined that costs associated with mineral rights are required to be classified as intangible assets, a substantial portion of Tom Brown's capitalized oil and gas property costs and a substantial portion of the acquisition costs attributable to the Matador properties acquired would be separately classified in the Company's balance sheet as intangible assets.

        The reclassification of these amounts would not effect the method in which such costs are amortized or the manner in which the Company assesses impairment of capitalized costs. As a result, net income would not be affected by the reclassification.

(5)    SUPPLEMENTAL PRO FORMA INFORMATION REGARDING OIL AND GAS OPERATIONS

        The following pro forma supplemental information regarding oil and gas operations is presented pursuant to the disclosure requirements of SFAS No. 69, "Disclosures About Oil and Gas Producing Activities."

        Pro Forma Costs Incurred

        The following tables reflect the costs incurred in oil and gas producing property acquisition, exploration and development activities of Tom Brown, Matador and the combined company on a pro forma basis for the year ended December 31, 2002.

	Total			United States			Canada
	Tom Brown	Matador	Combined	Tom Brown	Matador	Combined	Tom Brown
	(In thousands)
Costs incurred
Proved property acquisition costs	$15,878	$3,389	$19,267	$15,878	$3,389	$19,267	$—
Unproved property acquisition costs	9,015	—	9,015	7,601	—	7,601	1,414
Exploration costs	35,035	7,558	42,593	32,482	7,558	40,040	2,553
Development costs	94,567	65,137	159,704	85,319	65,137	150,456	9,248

Total	$154,495	$76,084	$230,579	$141,280	$76,084	$217,364	$13,215

        The following tables set forth the changes in the net quantities of natural gas, oil and natural gas liquids reserves of Tom Brown, Matador and the combined company on a pro forma basis for the year ended December 31, 2002.

	Total			United States			Canada
Natural Gas	Tom Brown	Matador	Combined	Tom Brown	Matador	Combined	Tom Brown
	(Mmcf)
Proved reserves:
Estimated reserves at December 31, 2001	641,579	168,027	809,606	582,052	168,027	750,079	59,527
Revisions of previous estimates	10,913	(13,593)	(2,680)	8,304	(13,593)	(5,289)	2,609
Purchases of minerals in place	15,661	3,414	19,075	15,661	3,414	19,075	—
Extensions and discoveries	84,373	95,444	179,817	79,582	95,444	175,026	4,791
Sales of minerals in place	(6,332)	—	(6,332)	(6,322)	—	(6,322)	—
Production	(72,167)	(15,130)	(87,297)	(65,781)	(15,130)	(80,911)	(6,386)

Estimated reserves at December 31, 2002	674,027	238,162	912,189	613,496	238,162	851,658	60,541

Proved developed reserves:
December 31, 2002	507,422	133,614	641,036	481,183	133,614	614,797	56,239

	Total			United States			Canada
Oil	Tom Brown	Matador	Combined	Tom Brown	Matador	Combined	Tom Brown
	(Mbbls)
Proved reserves:
Estimated reserves at December 31, 2001	6,647	5,929	12,576	5,469	5,929	11,398	1,178
Revisions of previous estimates	898	(535)	363	580	(535)	45	318
Purchases of minerals in place	34	40	74	34	40	74	—
Extensions and discoveries	451	2,451	2,902	193	2,451	2,644	258
Sales of minerals in place	(1,162)	—	(1,162)	(1,162)	—	(1,162)	—
Production	(843)	(648)	(1,491)	(623)	(648)	(1,271)	(220)

Estimated reserves at December 31, 2002	6,025	7,237	13,262	4,491	7,237	11,728	1,534

Proved developed reserves:
December 31, 2002	4,551	5,352	9,903	3,299	5,352	8,651	1,252

	Total			United States			Canada
Natural Gas Liquids	Tom Brown	Matador	Combined	Tom Brown	Matador	Combined	Tom Brown
	(Mbbls)
Proved reserves:
Estimated reserves at December 31, 2001	8,360	—	8,360	6,634	—	6,634	1,726
Revisions of previous estimates	(628)	—	(628)	(956)	—	(956)	328
Purchases of minerals in place	—	—	—	—	—	—	—
Extensions and discoveries	305	—	305	186	—	186	119
Sales of minerals in place	—	—	—	—	—	—	—
Production	(1,382)	—	(1,382)	(1,189)	—	(1,189)	(193)

Estimated reserves at December 31, 2002	6,655	—	6,655	4,675	—	4,675	1,980

Proved developed reserves:
December 31, 2002	5,825	—	5,825	4,002	—	4,002	1,823

        The following tables set forth the standardized measure of discounted future net cash flows relating to proved oil, natural gas and natural gas liquids reserves for Tom Brown, Matador and the combined company on a pro forma basis as of December 31, 2002.

							Canada
	Total			United States
							Tom Brown
	Tom Brown	Matador	Combined	Tom Brown	Matador	Combined
	(In thousands)
Future cash flows	$2,570,168	$1,279,885	$3,850,053	$2,243,751	$1,279,885	$3,523,636	$326,417
Future production costs	(799,637)	(279,350)	(1,078,987)	(732,739)	(279,350)	(1,012,089)	(66,898)
Future development costs	(186,363)	(107,251)	(293,614)	(175,085)	(107,251)	(282,336)	(11,278)

Future net cash flows before tax	1,584,168	893,284	2,477,452	1,335,927	893,284	2,229,211	248,241
Future income taxes	(451,706)	(233,146)	(684,852)	(367,271)	(233,146)	(600,417)	(84,435)

Future net cash flows after tax	1,132,462	660,138	1,792,600	968,656	660,138	1,628,794	163,806
Annual discount at 10%	(468,454)	(345,690)	(814,144)	(405,487)	(345,690)	(751,177)	(62,967)

Standardized measure of discounted future net cash flows	$664,008	$314,448	$978,456	$563,169	$314,448	$877,619	$100,839

Discounted future net cash flows before income taxes	$883,353	$426,114	$1,309,467	$744,608	$426,114	$1,170,722	$138,745

        The following table includes the components of the changes in the standardized measure of discounted future net cash flows of Tom Brown, Matador and the combined company on a pro forma basis for the year ended December 31, 2002

							Canada
	Total			United States
							Tom Brown
	Tom Brown	Matador	Combined	Tom Brown	Matador	Combined
	(In thousands)
Gas and oil sales, net production costs(1)	$(145,504)	$(46,410)	$(191,914)	$(122,574)	$(46,410)	$(168,984)	$(22,930)
Net changes in anticipated prices and production costs	325,690	147,841	473,531	265,587	147,841	413,428	60,103
Extension and discoveries, less related costs	112,018	152,612	264,630	95,798	152,612	248,410	16,220
Changes in estimated future development costs	(1,813)	—	(1,813)	2,752	—	2,752	(4,565)
Previously estimated development costs incurred	39,406	20,853	60,259	37,124	20,853	57,977	2,282
Net change in income taxes	(170,753)	(79,847)	(250,600)	(140,036)	(79,847)	(219,883)	(30,717)
Purchases of minerals in place	16,970	6,173	23,143	16,970	6,173	23,143	—
Sales of minerals in place	(11,383)	—	(11,383)	(11,383)	—	(11,383)	—
Accretion of discount	50,128	15,856	65,984	42,990	15,856	58,846	7,138
Revision of quantity estimates	19,147	(25,474)	(6,327)	7,586	(25,474)	(17,888)	11,561
Changes in production rates and other	(22,594)	(3,059)	(25,653)	(20,148)	(3,059)	(23,207)	(2,446)

Change in Standardized Measure	$211,312	$188,545	$399,857	$174,666	$188,545	$363,211	$36,646

(1)
Net of hedging revenue for Tom Brown of $0.2 million on production in the United States and a $0.2 million hedging loss on Canadian production.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2003	TOM BROWN, INC.

	By:	/s/ DANIEL G. BLANCHARD Daniel G. Blanchard Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ RICHARD L. SATRE Richard L. Satre Controller (Principal Accounting Officer)

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  ITEM 5. OTHER EVENTS
Tom Brown, Inc. PRO FORMA FINANCIAL INFORMATION
Tom Brown, Inc. Unaudited Pro Forma Condensed Statement of Operations Six Months Ended June 30, 2003
Tom Brown, Inc. Unaudited Pro Forma Condensed Statement of Operations Year Ended December 31, 2002
Tom Brown, Inc. NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
SIGNATURES